UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2013

U.S. WELL SERVICES, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-184491 (Commission File Number)	90-0794304 (I.R.S. Employer Identification No.)
770 South Post Oak Lane Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(832) 562-3730
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01Other Events.

On October 18, 2013, U.S. Well Services, LLC and its wholly owned subsidiary, USW Financing Corp., issued a press release announcing that they have closed their offering of $46.0 million in aggregate principal amount of 14.50% Senior Secured Notes due 2017 (the “Notes”), as additional notes under the indenture pursuant to which they previously issued $85.0 million aggregate principal amount of 14.50% Senior Secured Notes due 2017 in February 2012 and $12.0 million aggregate principal amount of Senior Secured Notes due 2017 in April 2013. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

99.1Press release dated October 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, LLC

Date:	October 18, 2013	By:	/s/ Brian Stewart
Brian Stewart
President and Chief Executive Officer

Exhibit Index

99.1Press release dated October 18, 2013.